UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 14, 2012
BOISE CASCADE HOLDINGS, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-122770 (Commission File Number)	20-1478587 (IRS Employer Identification No.)
1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)
(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Pursuant to Section 3.03 of the Indenture, dated as of October 29, 2004, (as so supplemented, the "Indenture"), between Boise Cascade, L.L.C., a Delaware corporation (the "Company"), Boise Cascade Finance Corporation, a Delaware corporation (together, with the Company, the "Issuers") and U.S. Bank National Association, as Trustee (the "Trustee"), notice was given on September 14, 2012, that $75,000,000 of the Company's outstanding 7 1/8% Senior Subordinated Notes due 2014 (the "Notes") will be redeemed pursuant to Article Three of the Indenture and the redemption provisions contained in paragraph 5 of the Notes (the "Redemption") on October 15, 2012 (the "Redemption Date") at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest up to, but not including, the Redemption Date (collectively, the "Redemption Price").

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE HOLDINGS, L.L.C.

	By	/s/ John T. Sahlberg
John T. Sahlberg Senior Vice President, Human Resources and General Counsel
Date: September 19, 2012